UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest reported) September 24, 2001
                               ------------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


           Iowa                           0-25551               94-2213782
-------------------------------        ----------------      ------------------
(State or other jurisdiction            (Commission             (IRS Employer
    of incorporation)                   File Number)         Identification No.)


666 Grand Avenue, Des Moines, Iowa                                  50309
----------------------------------                               ------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300
                                                     --------------


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.       ACQUISITION OR DISPOSTION OF ASSETS.

        On August 6, 2001, MidAmerican Energy Holdings Company announced that its wholly owned CE Electric UK plc subsidiary had entered into an agreement to dispose of its electricity and gas supply assets, related metering businesses and other properties and to acquire Innogy Holdings plc's Yorkshire Electricity distribution business. The parties consummated the transaction on September 21, 2001.

        Northern Electric plc, Northern Electric and Gas Limited and Northern Electric Properties Limited, subsidiaries of CE Electric, sold their electricity and gas supply assets, related metering businesses and other properties to Innogy for approximately $364 million ((pounds) 257 million) plus working capital as of June 30, 2001. CE Electric simultaneously purchased Innogy's 94.75% shareholding in Yorkshire Power Group Limited by way of share purchase for approximately $338 million ((pounds)239 million) plus working capital as of June 30, 2001. As a result of the purchase, CE Electric indirectly acquired the subsidiaries of Yorkshire Power Group Limited, through which the distribution business will be operated.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro Forma Financial Information.

         The unaudited pro forma financial statements, which reflect the disposition of CE Electric's electricity and gas supply assets, related metering businesses and other properties, are based on the historical consolidated financial statements of MidAmerican Energy Holdings Company. The unaudited pro forma financial information is attached hereto as Exhibit 99.1.

(c)   Exhibits.

      Exhibit Number    Exhibit
      --------------    -------

      99.1              Unaudited Pro Forma Condensed Consolidated Financial
                        Information







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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN ENERGY HOLDINGS COMPANY
                                    -----------------------------------
                                               (Registrant)






                                    /s/  Paul J. Leighton
                                    --------------------------------------
                                    Paul J. Leighton
                                    Vice President, Assistant General Counsel
                                       and Assistant Secretary


Date:  October 9, 2001
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


                                 EXHIBITS INDEX

            Exhibit
            Number         Exhibit
            -------        -------

            99.1           Unaudited Pro Forma Condensed Consolidated Financial
                           Information







                                       3